                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 22, 2003



                               Globix Corporation
             (Exact name of registrant as specified in its charter)


                  Delaware                           1-14168                        13-3781263
      (State or other jurisdiction of              (Commission           (IRS Employer Identification No.)
               incorporation)                      File Number)


                       139 Centre Street,                                              10013
                       New York, New York
            (Address of principal executive offices)                                (Zip Code)



Registrant's telephone number, including area code (212) 334-8500


          (Former name or former address, if changed since last report)

Form 8-K, Current Report
Globix Corporation
Commission File No. 1-14168


Item 12. Disclosure of Results of Operations and Financial Condition.
         -----------------------------------------------------------

         On August 22, 2003, Globix Corporation issued a press release announcing its financial results for its third quarter of fiscal year 2003, which ended June 30, 2003. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 22, 2003                    Globix Corporation

                                          By:  /s/ Robert Dennerlein
                                               ---------------------
                                               Name: Robert Dennerlein
                                               Title: Chief Financial Officer